As filed with the Commission on December 23, 1999
                                                      1933 Act File No. 33-07404
                                                      1940 Act File No. 811-4760

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        X

    Post-Effective Amendment No. 66....................                        X

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         x

    Amendment No. 66...................................                        X

                               BT INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-3433
                         (Registrant's Telephone Number)

Daniel O. Hirsch, Esq.                        Copies to: Burton M. Leibert, Esq.
One South Street                              Willkie Farr & Gallagher
Baltimore, Maryland  21202                    787 Seventh Ave
(Name and Address of Agent                    New York, New York 10019
for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[X] On December 23, 1999, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On [date], pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS:  DECEMBER 23, 1999

[GRAPHIC APPEARS HERE]



                               BT Mutual Funds


QUANTITATIVE EQUITY -

                    INSTITUTIONAL CLASS
                    WITH THE GOAL OF
                    ACHIEVING A TOTAL
                    RETURN GREATER THAN
                    THAT OF THE S&P 500
                    INDEX THROUGH
                    INVESTMENT IN STOCKS
                    OF ACQUISITION TARGETS






                    TRUST:    BT INVESTMENT FUNDS
                    INVESTMENT ADVISER:    BANKERS TRUST COMPANY

                    [Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                    OVERVIEW
                                         OF QUANTITATIVE EQUITY -
                                         INSTITUTIONAL CLASS



                   Goal: The Fund seeks a total return greater than that of the S&P
                   500 Index.
                   Core Strategy: The Fund follows an integrated strategy that utilizes derivative instruments and stocks of the S&P 500 Index along with the stocks of acquisition targets.


       QUANTITATIVE EQUITY - INSTITUTIONAL CLASS

       OVERVIEW OF QUANTITATIVE EQUITY -
       INSTITUTIONAL CLASS
 3     Goal
 3     Core Strategy
 3     Investment Policies and Strategies
 4     Principal Risks of Investing in the Fund
 4     Who Should Consider Investing in the Fund
 4     Total Returns, After Fees and Expenses
 5     Annual Fund Operating Expenses

       A DETAILED LOOK AT QUANTITATIVE EQUITY -
       INSTITUTIONAL CLASS
 6     Objective
 6     Strategy
 6     Principal Investments
 6     Investment Process
 6     Prior Performance of a Similar Portfolio
 7     Risks
 9     Management of the Fund
10     Calculating the Fund's Share Price
10     Performance Information
10     Dividends and Distributions
10     Tax Considerations
11     Buying and Selling Fund Shares


INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment objective as the Fund. The Fund, through the master portfolio, seeks to achieve that objective by investing in derivative instruments or common stocks of companies in the S&P 500 Index to seek to match the total return of the S&P 500 Index (we refer to this portion of the Fund's assets as the "S&P 500 Index Assets"). Additionally, the Fund seeks to exceed the returns of the S&P 500 Index by investing in the stocks of acquisition targets in publicly announced transactions (we refer to this portion of the Fund's assets as the "Merger Arbitrage Assets"). The Investment Adviser uses proprietary quantitative models to select securities for the Fund's Merger Arbitrage Assets.

Overview of Quantitative Equity - Institutional Class

PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. The risks associated with the Fund's S&P 500 Index Assets include the risks that:
[ ] Stocks could decline generally or could underperform other investments.
[ ] Returns on large U.S. companies' stocks could trail the returns from stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

[ ] The Fund may not be able to mirror the S&P 500 Index closely enough to track its performance for a number of reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund and the Investment Adviser's selection of stocks that may underperform.
[ ] The Fund could suffer losses on its derivative positions if they are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

The risks associated with the Fund's Merger Arbitrage Assets include the risks that:
[ ] The volume of transactions in the mergers and acquisitions marketplace becomes insufficient to meet the Fund's goal.
[ ] Acquisition transactions are renegotiated, terminated or delayed.

In addition to these risks, the Fund is a non-diversified investment company. The Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified fund, providing a greater possibility that the performance of a single issuer could impact the overall value of the Fund.

WHO SHOULD CONSIDER INVESTING IN THE FUND
The Fund requires a minimum investment of $250,000. Shares of the Fund are available to private banking, brokerage and institutional clients of Bankers Trust and its affiliates and customers of service organizations.

You should consider investing in Quantitative Equity - Institutional Class if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuations in the value of your investment than you would typically experience by investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF BANKERS TRUST COMPANY OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


TOTAL RETURNS, AFTER FEES AND EXPENSES
The Fund does not have a full calendar year of annual operating performance to report.

                           Overview of Quantitative Equity - Institutional Class

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold shares of the Fund.

EXPENSE EXAMPLE. The example below illustrates the expenses you will incur on a $10,000 investment in the Fund. The example assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's estimated expenses with other funds. Your actual costs may be higher or lower.

(1)Information is based on estimated amounts for the current fiscal year.
(2)Information on the annual operating expenses reflects the estimated expenses of both the Fund and the Quantitative Equity Portfolio, the master portfolio in which the Fund invests its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus.)
(3)Bankers Trust has agreed, for a 16-month period from the Fund's fiscal year end of December 31, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 0.75%. We expect to continue this waiver beyond the 16-month period.
(4)Based on expenses, after fee waivers and reimbursements for the first 16 months only.


ANNUAL FEES AND EXPENSES(1)

                                             Percentage of Average
                                               Daily Net Assets(2)
                                          ---------------------------
Management Fees                                      0.50   %
--------------------------------------------------------------
Distribution and Service (12b-1) Fees               None
--------------------------------------------------------------
Other Fund Operating Expenses                        0.53   %
--------------------------------------------------------------
Total Fund Operating Expenses                        1.03   %
--------------------------------------------------------------
Less: Fee Waiver or Expense
  Reimbursement                                     (0.28)  %(3)
--------------------------------------------------------------
NET EXPENSES                                         0.75   %
==============================================================


           Expense Example(4)
           1 year     3 years
          --------------------
             $77     $298

                    A DETAILED LOOK
                                         AT QUANTITATIVE EQUITY -
                                         INSTITUTIONAL CLASS

OBJECTIVE
The Fund seeks a total return greater than that of the S&P 500 Index. The Fund invests for long-term capital appreciation, not income; any dividend and interest income is secondary to the pursuit of its objective. There is no guarantee the Fund will realize its goal.


STRATEGY
The Fund is designed to provide investors with access to a quantitatively managed portfolio that seeks to provide superior investment returns relative to those that could be achieved from the general U.S. equity market as measured by the S&P 500 Index.

The Fund invests in derivative instruments or common stocks of companies in the S&P 500 Index in order to replicate as closely as possible, with respect to this portion of the Fund's assets, the total return of the S&P 500 Index.

To pursue its investment objective of exceeding the return of the S&P 500 Index, the Fund also invests in the stocks of acquisition targets in publicly announced transactions. The selection of investments is based on quantitative models that are proprietary to Bankers Trust Company.


PRINCIPAL INVESTMENTS
The Fund invests in derivative instruments, such as futures contracts on the S&P 500 Index and options. The Fund also invests in shares of U.S. companies that are targets of publicly announced acquisitions.


INVESTMENT PROCESS


S&P 500 Index Assets
A portion of the Fund's investments is designed to provide a return that matches the return of the S&P 500 Index. These
--------------------------------------------------------------------------------
The Standard & Poor's Composite Stock Price Index ("S&P 500 Index") is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.




investments include one or more of the following: derivative instruments, including futures contracts on the S&P 500 Index, options on common stocks, options on futures; Standard & Poor's Depositary Receipts; and shares of S&P 500 Index mutual funds. We may also purchase certain stocks included in the S&P 500 Index. Through these investments, we maintain full or near full exposure to the broad equity market.


MERGER ARBITRAGE ASSETS
Another portion of the Fund's investments is designed to provide additional total return. This portion invests in the common stocks of companies that are the targets of publicly announced acquisitions. The selection of these investments is based on a proprietary quantitative model that provides a disciplined approach to both the timing and quantity of shares purchased. In general, the selection of investments will also be limited by the following criteria:
[ ] An announced acquisition that is selected based on specific, unambiguous events.
[ ] An acquisition price that is structured to include at least 50% cash.
[ ] An acquisition target with a minimum market capitalization of $500 million.


Merger arbitrage is a specialized investment approach designed to profit from the successful completion of proposed mergers, acquisitions and other types of corporate reorganizations. It seeks to capture the difference between the price of an acquisition target's shares after a bid is announced and the ultimate takeover payout amount.


RESERVE ASSETS
The Fund will also invest a portion of its assets in money market instruments and money market funds as a reserve for changes in allocation among the Fund's equity investments and to cover its derivative positions.


PRIOR PERFORMANCE OF A SIMILAR PORTFOLIO
The information provided here presents the performance of the BT Pyramid Quantitative Merger Arbitrage Fund (the "Portfolio"), an unregistered commingled fund managed by Bankers Trust since December 31, 1989. Our decision to establish the Portfolio was supported by the results of a back test of the investment strategy over the 1984-89 period. In managing the Fund, we will employ

                    A Detailed Look at Quantitative Equity - Institutional Class

substantially the same investment objectives, policies and strategies that we employ in managing the Portfolio. However, in managing the Fund, we are subject to certain rules (e.g., limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders) that do not apply to the Portfolio. In addition, the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will likely cause the Fund to experience cash flows different from those of the Portfolio. Moreover, the way of calculating the performance of the Portfolio, which values its assets at the end of each month, differs from the method employed by mutual funds, which among other things value their assets on a daily basis. All of these factors may affect the performance of the Fund and cause it to differ from that of the Portfolio. Certain of these factors may adversely affect the Fund's performance.

The Portfolio is available only to institutional investors, including other commingled funds we manage. Management fees and expenses incurred in the operation of the Portfolio are paid directly by its investors rather than by the Portfolio. Accordingly, the performance results for the Portfolio have been adjusted to reflect an overall expense ratio of 0.75%. Returns of the Portfolio are compared to the S&P 500 Index. Unlike Portfolio returns, those of the S&P 500 Index do not reflect fees and expenses. Both the returns of the Portfolio and the S&P 500 Index reflect the reinvestment of dividends and distributions.



                        Portfolio        S&P 500
                         Returns          Index
Year                    with Fees        Returns        Difference
-------------------   -------------   -------------   -------------
 1990                        5.98%          -3.10%           9.08%
1991                        29.49%          30.40%          -0.91%
 1992                        7.58%           7.61%          -0.03%
1993                        11.03%          10.04%           0.99%
 1994                        1.09%           1.32%          -0.23%
1995                        39.58%          37.54%           2.04%
 1996                       24.79%          22.94%           1.85%
1997                        36.18%          33.35%           2.83%
 1998                       35.89%          28.58%           7.31%
12/31/98 - 11/30/99         24.00%          14.30%           9.70%
-------------------      --------        --------       ---------


                       Average Annual Returns
                    Year ended November 30, 1999
--------------------------------------------------------------------
 1 year                    32.06%           20.88%           11.18%
3 years                    31.20%           24.29%            6.91%
 5 years                   32.41%           27.43%            4.98%
Since inception
(12/31/89)                 23.67%           19.88%            3.79%

--------------------------------------------------------------------------------
The performance data represent the prior performance of the Portfolio, not the prior performance of the Fund, and should not be considered an indication of future performance of the Fund.

In the 107 rolling 12-month periods ended November 30, 1999, the Portfolio, net of a 0.75% expense ratio, had a positive total return in 106 of the 107 periods and outperformed the S&P 500 Index in 78 of the 107 periods (72% of the time).

The next table shows performance statistics of the Portfolio, net of a 0.75% expense ratio, relative to the S&P 500 Index. The statistics are based on the 107 rolling 12-month periods ended November 30, 1999, and illustrate the frequency with which the Portfolio outperformed the Index.



Amount by which return of
Portfolio, after fees,
exceeded return of            Number of     Percent of
S&P 500 Index (1)              Periods     Total Periods
--------------------------   ----------   --------------
100 basis points                 65            61%
50 basis points                  71            66%
25 basis points                  75            70%

(1)One basis point equals 1/100th of 1 percent (0.01%).


RISKS
Below we set forth some of the prominent risks associated with investing in the Fund, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.


PRIMARY RISKS

MARKET RISK. Although individual stocks can outperform their markets, deteriorating market conditions might cause an overall weakness in the stock prices of an entire market. Because part of the Fund's strategy is to produce returns that closely track those of the S&P 500 Index, we expect the value of the Fund's shares to rise and fall with the broad equity market. Market risk is common to most investments - including stocks and bonds, and the mutual funds that invest in them.

TRACKING ERROR. There are several reasons that the Fund's S&P 500 Index Assets may not track the Index exactly:
[ ] Unlike the Index, the Fund incurs administrative expenses and transaction costs in trading stocks.
[ ] The composition of the Index and the stocks or other securities held by the Fund may occasionally diverge.
[ ] The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" Index.

A Detailed Look at Quantitative Equity - Institutional Class

FUTURES AND OPTIONS. The Fund invests in stock index futures or options, which are types of derivatives. The Fund invests in derivatives to keep cash on hand to invest in stocks of acquisition targets as well as to meet other obligations of the Fund.

Because the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the initial margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

EXPOSURE RISK. Certain investment techniques increase a fund's exposure to a security, index or its investment portfolio. Exposure is the fund's maximum potential gain or loss from an investment. Certain investments designed to replicate the S&P 500 Index returns (such as options and futures) may have the effect of magnifying declines as well as increases in a fund's net asset value.


Derivative Instruments Risk. The use of derivatives requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Gains or losses from positions in a derivative instrument may be much greater than the derivative's original cost. Risks associated with derivatives include:
[ ] the risk that the derivative is not well correlated with the security for which it is acting as a substitute;
[ ] derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and [ ] the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

REGULATORY RISK. Positions in futures and options on futures will be entered into only to the extent they constitute permissible positions for a fund not regulated as a commodity pool, according to applicable rules of the Commodity Futures Trading Commission. At times, the Fund may be constrained in its ability to close positions on futures, options on futures or other derivatives when it would be most advantageous to do so. These regulatory constraints may have an adverse effect on fund management or performance.

MERGER ARBITRAGE RISK. The Fund's strategy relies on sufficient volume of activity within the mergers and acquisitions marketplace. The mergers and acquisitions marketplace can produce unforeseeable results. Merger and acquisition transactions may be renegotiated, terminated or delayed due to, for example, disagreements among the parties, lack of financing, failure to secure regulatory approvals, fluctuations in the market or third party action. In the event these transactions fail to close or close at a less than expected price per share, the Fund may realize losses or a lower return than anticipated. The length of time that the Fund's assets must be committed to any given transaction will affect the rate of return realized by the Fund.

NON-DIVERSIFICATION RISK. The Fund is a non-diversified investment company. The Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers than diversified funds, providing a greater possibility that the performance of a single issuer could impact the overall value of the Fund.


SECONDARY RISKS

PRICING RISK. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

YEAR 2000 RISK. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000.

These risks could adversely affect:
[ ] The companies in which the Fund invests, which could impact the value of the Fund's investments;
[ ] Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
[ ] Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we - or our business partners, service providers, government agencies or other market participants - do not succeed, it could materially affect shareholder services or the value of the Fund's shares.

TEMPORARY DEFENSIVE POSITION. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. For temporary defensive purposes, we may invest a substantial portion of the Fund's assets in cash and money market instruments. To the
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER. The portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period. We expect the Fund to have a high portfolio turnover rate. High turnover can increase a Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

                    A Detailed Look at Quantitative Equity - Institutional Class

extent we find it necessary to invest in such securities, the Fund will not be invested to meet its investment objective.


MANAGEMENT OF THE FUND
BOARD OF TRUSTEES. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.

INVESTMENT ADVISER. Under the supervision of the Board of Trustees, Bankers Trust Company ("Bankers Trust") with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's Investment Adviser. As Investment Adviser, Bankers Trust makes the Fund's investment decisions and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Bankers Trust will receive a fee of 0.50% of the Fund's average daily net assets for its services in the current fiscal year.

As of June 30, 1999, Bankers Trust had total assets under management of approximately $287 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.


At a Special Meeting of Shareholders held on October 8, 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. ("DAMI") (formerly Morgan Grenfell, Inc.). The new investment advisory agreement with DAMI may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as Independent Trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, DAMI and Bankers Trust under which Bankers Trust may perform certain of DAMI's responsibilities, at DAMI's expense, upon approval of the Independent Trustees, within two years of the date of the Special Meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

DAMI is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. DAMI provides a full range of investment advisory services to institutional clients. DAMI serves as investment adviser to ten other investment companies and as sub-adviser to five other investment companies.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

PORTFOLIO MANAGERS. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

CRAIG RUSSELL
[ ] Managing Director of Bankers Trust and portfolio manager for the portfolio.

[ ] Joined Bankers Trust in 1992 and the Fund in July 1999.
[ ] Over 10 years of financial industry experience.
[ ] Bachelor's degree in engineering from the University of Michigan.

MANISH KESHIVE
[ ] Vice President of Bankers Trust and portfolio manager for the portfolio.
[ ] Joined Bankers Trust in 1996 and the Fund in July 1999.
[ ] Analyst and Trader for the Fund since inception.
[ ] Bachelor's degree in Technology, Indian Institute of Technology in 1993, M.S., Massachusetts Institute of Technology in 1995.

OTHER SERVICES. Bankers Trust provides administrative functions - such as portfolio accounting, legal services and others - for the Fund. In addition, Bankers Trust - or your broker or financial advisor - performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:
[ ] keeping accurate, up-to-date records for your individual Fund account;
[ ] implementing any changes you wish to make in your account information;
[ ] processing your requests for cash dividends and distributions from the Fund;

A Detailed Look at Quantitative Equity - Institutional Class

[ ] answering your questions on the Fund's investment performance or administration;
[ ] sending proxy reports and updated prospectus information to you; and
[ ] collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement investment reporting.

ORGANIZATIONAL STRUCTURE. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the Quantitative Equity Portfolio. The Fund and its master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust.

The master portfolio may accept investments from other feeder funds. A feeder bears the master portfolio's expenses in proportion to its assets. Each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This arrangement allows a Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio or take other action.


CALCULATING THE FUND'S SHARE PRICE
We calculate the daily price of the Fund's shares (also known as the "net asset value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets - the market value of the securities it holds, plus its cash reserves - and dividing the result by the number of shares outstanding.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotes for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees.
--------------------------------------------------------------------------------
The Exchange is open every week Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

PERFORMANCE INFORMATION
The Fund's performance information can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


DIVIDENDS AND DISTRIBUTIONS
Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.


TAX CONSIDERATIONS
The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:



Transaction                                Tax status
----------------------------------------   ----------------
Income dividends                           Ordinary income
Short-term capital gains distributions     Ordinary income
Long-term capital gains distributions      Capital gains

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss:



Transaction                            Tax status
------------------------------------   ------------------
Your sale of shares owned more than    Capital gains or
  one year                             losses
Your sale of shares owned for one      Gains treated as
  year or less                         ordinary income;
                                       losses subject to
                                       special rules

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

                    A Detailed Look at Quantitative Equity - Institutional Class

BUYING AND SELLING FUND SHARES
Shares of the Fund are sold only to 1) private banking, brokerage and institutional clients of Bankers Trust and its affiliates; 2) customers of service organizations; and 3) employees of Bankers Trust and its affiliates, their spouses and minor children. Investors who are customers of service organizations should contact them with respect to a proposed investment and then follow the procedures adopted by that organization for making purchases. Shares that are purchased or sold through omnibus accounts maintained by securities firms may be subject to a service fee or commission for such transactions.

We may close your Fund account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value. In addition, if your sell order exceeds $250,000, we reserve the right to redeem it "in kind" with a pro-rata distribution of securities actually held by the Fund, rather than in cash.

We reserve the right to reject any purchase order. Your broker or financial advisor may charge transaction fees on the purchase and sale of Fund shares.

EXCHANGE PRIVILEGES. You can exchange all or part of your shares for another BT Mutual Fund up to four times a year (from the date of your first exchange). Before buying shares through an exchange you should be sure to get a copy of that fund's prospectus and read it carefully. Please note also that you may have to pay taxes on the shares you sell in an exchange.

MINIMUM ACCOUNT INVESTMENTS



To open an account          $250,000
To add to an account        $ 25,000
Minimum account balance     $ 50,000

The Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums. Shares of the Fund may be offered to employees of Bankers Trust, their spouses and minor children without regard to the minimum investment requirements.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS COMPLETE INFORMATION ON BUYING AND SELLING FUND SHARES AND MAINTAINING A FUND ACCOUNT. IF YOU WISH TO OBTAIN A FREE COPY OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL BT MUTUAL FUNDS AT 1-800-949-9940.

[GRAPHIC APPEARS HERE]
BANKERS TRUST
ARCHITECTS OF VALUE




           Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

           You can find more detailed information about the Fund in the current Statement of Additional Information, dated
           December 23, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus.

           To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing
           in the Fund, write to us at:

                                                 Service Center
                                                 POB 219210
                                                 Kansas City, MO 64121-9210

           OR CALL OUR TOLL-FREE NUMBER:         1-800-949-9940

           You can find reports and other information about the Fund on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the
           SEC, Washington, D.C.  20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public
           Reference Room, call the SEC at 1-800-SEC-0330.


Quantitative Equity - Institutional Class
BT Investment Funds

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101                                        CUSIP #055922645
                                                          811-4760
                                                          818PRO (12/99)

PROSPECTUS:  DECEMBER 23, 1999

[GRAPHIC OMITTED]




                               BT Mutual Funds


QUANTITATIVE EQUITY -

                    INVESTMENT CLASS
                    WITH THE GOAL OF
                    ACHIEVING A TOTAL
                    RETURN GREATER THAN
                    THAT OF THE S&P 500
                    INDEX THROUGH
                    INVESTMENT IN STOCKS
                    OF ACQUISITION TARGETS






                    TRUST:  BT INVESTMENT FUNDS
                    INVESTMENT ADVISER:  BANKERS TRUST COMPANY

                    [Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                    OVERVIEW
                                         OF QUANTITATIVE EQUITY -
                                         INVESTMENT CLASS


                   Goal: The Fund seeks a total return greater than that of the S&P
                   500 Index.
                   Core Strategy: The Fund follows an integrated strategy that utilizes derivative instruments and stocks of the S&P 500 Index along with the stocks of acquisition targets.


       QUANTITATIVE EQUITY - INVESTMENT CLASS
       OVERVIEW OF QUANTITATIVE EQUITY -
       INVESTMENT CLASS
 3     Goal
 3     Core Strategy
 3     Investment Policies and Strategies
 4     Principal Risks of Investing in the Fund
 4     Who Should Consider Investing in the Fund
 4     Total Returns, After Fees and Expenses
 5     Annual Fund Operating Expenses
       A DETAILED LOOK AT QUANTITATIVE EQUITY -
       INVESTMENT CLASS
 6     Objective
 6     Strategy
 6     Principal Investments
 6     Investment Process
 6     Prior Performance of a Similar Portfolio
 7     Risks
 9     Management of the Fund
10     Calculating the Fund's Share Price
10     Performance Information
10     Dividends and Distributions
10     Tax Considerations
11     Buying and Selling Fund Shares



INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment objective as the Fund. The Fund, through the master portfolio, seeks to achieve that objective by investing in derivative instruments or common stocks of companies in the S&P 500 Index to seek to match the total return of the S&P 500 Index (we refer to this portion of the Fund's assets as the "S&P 500 Index Assets"). Additionally, the Fund seeks to exceed the returns of the S&P 500 Index by investing in the stocks of acquisition targets in publicly announced transactions (we refer to this portion of the Fund's assets as the "Merger Arbitrage Assets"). The Investment Adviser uses proprietary quantitative models to select securities for the Fund's Merger Arbitrage Assets.

Overview of Quantitative Equity - Investment Class

PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. The risks associated with the Fund's S&P 500 Index Assets include the risks that:
[ ] Stocks could decline generally or could underperform other investments.
[ ] Returns on large U.S. companies' stocks could trail the returns from stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.
[ ] The Fund may not be able to mirror the S&P 500 Index closely enough to track its performance for a number of reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund and the Investment Adviser's selection of stocks that may underperform.
[ ] The Fund could suffer losses on its derivative positions if they are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

The risks associated with the Fund's Merger Arbitrage Assets include the risks that:
[ ] The volume of transactions in the mergers and acquisitions marketplace becomes insufficient to meet the Fund's goal.
[ ] Acquisition transactions are renegotiated, terminated or delayed.

In addition to these risks, the Fund is a non-diversified investment company. The Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified fund, providing a greater possibility that the performance of a single issuer could impact the overall value of the Fund.

WHO SHOULD CONSIDER INVESTING IN THE FUND
Shares of Quantitative Equity - Investment Class are available to private banking, brokerage and institutional clients of Bankers Trust and its affiliates and customers of service organizations.

You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuations in the value of your investment than you would typically experience by investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF BANKERS TRUST COMPANY OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


TOTAL RETURNS, AFTER FEES AND EXPENSES
The Fund does not have a full calendar year of annual operating performance to report.

                              Overview of Quantitative Equity - Investment Class

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold shares of the Fund.

EXPENSE EXAMPLE. The example below illustrates the expenses you will incur on a $10,000 investment in the Fund. The example assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's estimated expenses with other funds. Your actual costs may be higher or lower.

(1)Information is based on estimated amounts for the current fiscal year.
(2)Information on the annual operating expenses reflects the estimated expenses of both the Fund and the Quantitative Equity Portfolio, the master portfolio in which the Fund invests its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus.)
(3)Bankers Trust has agreed, for a 16-month period from the Fund's fiscal year end of December 31, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 0.90%. We expect to continue this waiver beyond the 16-month period.
(4)Based on expenses, after fee waivers and reimbursements for the first 16 months only.


ANNUAL FEES AND EXPENSES(1)

                                             Percentage of Average
                                               Daily Net Assets(2)
------------------------------------------------------------------
Management Fees                                      0.50   %
--------------------------------------------------------------
Distribution and Service (12b-1) Fees               None
--------------------------------------------------------------
Other Fund Operating Expenses                        0.68   %
--------------------------------------------------------------
Total Fund Operating Expenses                        1.18   %
--------------------------------------------------------------
Less: Fee Waiver or Expense
  Reimbursement                                     (0.28)%(3)
--------------------------------------------------------------
Net Expenses                                         0.90   %
==============================================================


           Expense Example(4)
           1 year     3 years
          --------   --------
             $92     $346

                    A DETAILED LOOK
                                         AT QUANTITATIVE EQUITY -
                                         INVESTMENT CLASS



OBJECTIVE
The Fund seeks a total return greater than that of the S&P 500 Index. The Fund invests for long-term capital appreciation, not income; any dividend and interest income is secondary to the pursuit of its objective. There is no guarantee the Fund will realize its goal.

STRATEGY
The Fund is designed to provide investors with access to a quantitatively managed portfolio that seeks to provide superior investment returns relative to those that could be achieved from the general U.S. equity market as measured by the S&P 500 Index.

The Fund invests in derivative instruments or common stocks of companies in the S&P 500 Index in order to replicate as closely as possible, with respect to this portion of the Fund's assets, the total return of the S&P 500 Index.

To pursue its investment objective of exceeding the return of the S&P 500 Index, the Fund also invests in the stocks of acquisition targets in publicly announced transactions. The selection of investments is based on quantitative models that are proprietary to Bankers Trust Company.

PRINCIPAL INVESTMENTS
The Fund invests in derivative instruments, such as futures contracts on the S&P 500 Index and options. The Fund also invests in shares of U.S. companies that are targets of publicly announced acquisitions.

INVESTMENT PROCESS


S&P 500 Index Assets
A portion of the Fund's investments is designed to provide a return that matches the return of the S&P 500 Index. These
--------------------------------------------------------------------------------
The Standard & Poor's Composite Stock Price Index ("S&P 500 Index") is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.





investments include one or more of the following: derivative instruments, including futures contracts on the S&P 500 Index, options on common stocks, options on futures; Standard & Poor's Depositary Receipts; and shares of S&P 500 Index mutual funds. We may also purchase certain stocks included in the S&P 500 Index. Through these investments, we maintain full or near full exposure to the broad equity market.


MERGER ARBITRAGE ASSETS
Another portion of the Fund's investments is designed to provide additional total return. This portion invests in the common stocks of companies that are the targets of publicly announced acquisitions. The selection of these investments is based on a proprietary quantitative model that provides a disciplined approach to both the timing and quantity of shares purchased. In general, the selection of investments will also be limited by the following criteria:
[ ] An announced acquisition that is selected based on specific, unambiguous events.
[ ] An acquisition price that is structured to include at least 50% cash.
[ ] An acquisition target with a minimum market capitalization of $500 million.


Merger arbitrage is a specialized investment approach designed to profit from the successful completion of proposed mergers, acquisitions and other types of corporate reorganizations. It seeks to capture the difference between the price of an acquisition target's shares after a bid is announced and the ultimate takeover payout amount.


RESERVE ASSETS
The Fund will also invest a portion of its assets in money market instruments and money market funds as a reserve for changes in allocation among the Fund's equity investments and to cover its derivative positions.


PRIOR PERFORMANCE OF A SIMILAR PORTFOLIO
The information provided here presents the performance of the BT Pyramid Quantitative Merger Arbitrage Fund (the "Portfolio"), an unregistered commingled fund managed by Bankers Trust since December 31, 1989. Our decision to establish the Portfolio was supported by the results of a back test of the investment strategy

                       A Detailed Look at Quantitative Equity - Investment Class

over the 1984-89 period. In managing the Fund, we will employ substantially the same investment objectives, policies and strategies that we employed in managing the Portfolio. However, in managing the Fund, we are subject to certain rules (e.g., limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders) that did not apply to the Portfolio. In addition, the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will likely cause the Fund to experience cash flows different from those of the Portfolio. Moreover, the way of calculating the performance of the Portfolio, which values its assets at the end of each month, differs from the method employed by mutual funds, which among other things value their assets on a daily basis. All of these factors may affect the performance of the Fund and cause it to differ from that of the Portfolio. Certain of these factors may adversely affect the Fund's performance.

The Portfolio is available only to institutional investors, including other commingled funds we manage. Management fees and expenses incurred in the operation of the Portfolio are paid directly by its investors rather than by the Portfolio. Accordingly, the performance results for the Portfolio have been adjusted to reflect an overall expense ratio of 0.90%, which is the same as that expected to be borne by the Fund. Returns of the Portfolio are compared to the S&P 500 Index. Unlike Portfolio returns, those of the S&P 500 Index do not reflect fees and expenses. Both the returns of the Portfolio and the S&P 500 Index reflect the reinvestment of dividends and distributions.



                          Portfolio        S&P 500
                           Returns          Index
Year                      with Fees        Returns        Difference
------------------------ -----------   --------------   -------------
 1990                         5.82%           -3.10%           8.92%
1991                         29.30%           30.40%          -1.10%
 1992                         7.42%            7.61%          -0.19%
1993                         10.87%           10.04%           0.83%
 1994                         0.94%            1.32%          -0.38%
1995                         39.38%           37.54%           1.84%
 1996                        24.61%           22.94%           1.67%
1997                         35.98%           33.35%           2.63%
 1998                        35.69%           28.58%           7.11%
---------                  -------        ---------       ---------
Average Annual Returns
------------------------
 1 year                      35.69%           28.58%           7.10%
3 years                      31.98%           28.13%           3.75%
 5 years                     26.46%           24.03%           2.43%
Since inception
(12/31/89)                   20.28%           17.86%           2.41%

--------------------------------------------------------------------------------
The performance data represent the prior performance of the Portfolio, not the prior performance of the Fund, and should not be considered an indication of future performance of the Fund.

In the 96 rolling 12-month periods ending December 31, 1998, the Portfolio, net of a 0.90% expense ratio, had a positive total return in 95 of the 96 periods and outperformed the S&P 500 Index in 61 of the 96 periods (64% of the time).

The next table shows performance statistics of the Portfolio, net of a 0.90% expense ratio, relative to the S&P 500 Index. The statistics are based on the 96 rolling 12-month periods ending December 31, 1998, and illustrate the frequency with which the Portfolio outperformed the Index.



Amount by which return of
Portfolio, after fees,
exceeded return of            Number of     Percent of
S&P 500 Index(1)               Periods     Total Periods
--------------------------   ----------   --------------
100 basis points                 56            58%
50 basis points                  59            61%
25 basis points                  61            64%

(1)One basis point equals 1/100th of 1 percent (0.01%).


RISKS
Below we set forth some of the prominent risks associated with investing in the Fund, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.


PRIMARY RISKS

MARKET RISK. Although individual stocks can outperform their markets, deteriorating market conditions might cause an overall weakness in the stock prices of an entire market. Because part of the Fund's strategy is to produce returns that closely track those of the S&P 500 Index, we expect the value of the Fund's shares to rise and fall with the broad equity market. Market risk is common to most investments - including stocks and bonds, and the mutual funds that invest in them.

TRACKING ERROR. There are several reasons that the Fund's S&P 500 Index Assets may not track the Index exactly:
[ ] Unlike the Index, the Fund incurs administrative expenses and transaction costs in trading stocks.
[ ] The composition of the Index and the stocks or other securities held by the Fund may occasionally diverge.
[ ] The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" Index.

FUTURES AND OPTIONS. The Fund invests in stock index futures or options, which are types of derivatives. The Fund invests in

A Detailed Look at Quantitative Equity - Investment Class

derivatives to keep cash on hand to invest in stocks of acquisition targets as well as to meet other obligations of the Fund.

Because the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the initial margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

EXPOSURE RISK. Certain investment techniques increase a fund's exposure to a security, index or its investment portfolio. Exposure is the fund's maximum potential gain or loss from an investment. Certain investments designed to replicate the S&P 500 Index returns (such as options and futures) may have the effect of magnifying declines as well as increases in a fund's net asset value.


DERIVATIVE INSTRUMENTS RISK. The use of derivatives requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Gains or losses from positions in a derivative instrument may be much greater than the derivative's original cost. Risks associated with derivatives include:
[ ] the risk that the derivative is not well correlated with the security for which it is acting as a substitute;
[ ] derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and [ ] the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

REGULATORY RISK. Positions in futures and options on futures will be entered into only to the extent they constitute permissible positions for a fund not regulated as a commodity pool, according to applicable rules of the Commodity Futures Trading Commission. At times, the Fund may be constrained in its ability to close positions on futures, options on futures or other derivatives when it would be most advantageous to do so. These regulatory constraints may have an adverse effect on fund management or performance.

MERGER ARBITRAGE RISK. The Fund's strategy relies on sufficient volume of activity within the mergers and acquisitions marketplace. The mergers and acquisitions marketplace can produce unforeseeable results. Merger and acquisition transactions may be renegotiated, terminated or delayed due to, for example, disagreements among the parties, lack of financing, failure to secure regulatory approvals, fluctuations in the market or third party action. In the event these transactions fail to close or close at a less than expected price per share, the Fund may realize losses or a lower return than anticipated. The length of time that the Fund's assets must be committed to any given transaction will affect the rate of return realized by the Fund.

NON-DIVERSIFICATION RISK. The Fund is a non-diversified investment company. The Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers than diversified funds, providing a greater possibility that the performance of a single issuer could impact the overall value of the Fund.


SECONDARY RISKS

PRICING RISK. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

YEAR 2000 RISK. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000.

These risks could adversely affect:
[ ] The companies in which the Fund invests, which could impact the value of the Fund's investments;
[ ] Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
[ ] Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we - or our business partners, service providers, government agencies or other market participants - do not succeed, it could materially affect shareholder services or the value of the Fund's shares.

TEMPORARY DEFENSIVE POSITION. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. For temporary defensive purposes, we may invest a substantial portion of the Fund's assets in cash and money market instruments. To the extent we find it necessary to invest in such securities, the Fund will not be invested to meet its investment objective.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period. We expect the Fund to have a high portfolio turnover rate. High turnover can increase a Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

                       A Detailed Look at Quantitative Equity - Investment Class

MANAGEMENT OF THE FUND
Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company ("Bankers Trust") with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's Investment Adviser. As Investment Adviser, Bankers Trust makes the Fund's investment decisions and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Bankers Trust will receive a fee of 0.50% of the Fund's average daily net assets for its services in the current fiscal year.

As of June 30, 1999, Bankers Trust had total assets under management of approximately $287 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.


At a Special Meeting of Shareholders held on October 8, 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. ("DAMI") (formerly Morgan Grenfell, Inc.). The new investment advisory agreement with DAMI may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as Independent Trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, DAMI and Bankers Trust under which Bankers Trust may perform certain of DAMI's responsibilities, at DAMI's expense, upon approval of the Independent Trustees, within two years of the date of the Special Meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

DAMI is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. DAMI provides a full range of investment advisory services to institutional clients. DAMI serves as investment adviser to ten other investment companies and as sub-adviser to five other investment companies.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

PORTFOLIO MANAGERS. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

Craig Russell
[ ] Managing Director of Bankers Trust and portfolio manager for the portfolio.
[ ] Joined Bankers Trust in 1992 and the Fund in July 1999.
[ ] Over 10 years of financial industry experience.
[ ] Bachelor's degree in engineering from the University of Michigan.

MANISH KESHIVE
[ ] Vice President of Bankers Trust and portfolio manager for the portfolio.
[ ] Joined Bankers Trust in 1996 and the Fund in July 1999.
[ ] Analyst and Trader for the Fund since inception.
[ ] Bachelor's degree in Technology, Indian Institute of Technology in 1993, M.S., Massachusetts Institute of Technology in 1995.

OTHER SERVICES. Bankers Trust provides administrative functions - such as portfolio accounting, legal services and others - for the Fund. In addition, Bankers Trust - or your broker or financial advisor - performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:
[ ] keeping accurate, up-to-date records for your individual Fund account;
[ ] implementing any changes you wish to make in your account information;
[ ] processing your requests for cash dividends and distributions from the Fund;
[ ] answering your questions on the Fund's investment performance or administration;

A Detailed Look at Quantitative Equity - Investment Class

[ ] sending proxy reports and updated prospectus information to you; and
[ ] collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement investment reporting.

ORGANIZATIONAL STRUCTURE. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the Quantitative Equity Portfolio. The Fund and its master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust.

The master portfolio may accept investments from other feeder funds. A feeder bears the master portfolio's expenses in proportion to its assets. Each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This arrangement allows a Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio or take other action.


CALCULATING THE FUND'S SHARE PRICE
We calculate the daily price of the Fund's shares (also known as the "net asset value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets - the market value of the securities it holds, plus its cash reserves - and dividing the result by the number of shares outstanding.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotes for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees.
--------------------------------------------------------------------------------
The Exchange is open every week Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

PERFORMANCE INFORMATION
The Fund's performance information can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


DIVIDENDS AND DISTRIBUTIONS
Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.


TAX CONSIDERATIONS
The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:



Transaction                                Tax status
----------------------------------------   ----------------
Income dividends                           Ordinary income
Short-term capital gains distributions     Ordinary income
Long-term capital gains distributions      Capital gains

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss:



Transaction                            Tax status
------------------------------------   ------------------
Your sale of shares owned more than    Capital gains or
  one year                             losses
Your sale of shares owned for one      Gains treated as
  year or less                         ordinary income;
                                       losses subject to
                                       special rules

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

                       A Detailed Look at Quantitative Equity - Investment Class

BUYING AND SELLING FUND SHARES
Shares of the Fund are sold only to 1) private banking, brokerage and institutional clients of Bankers Trust and its affiliates; 2) customers of service organizations; and 3) employees of Bankers Trust and its affiliates, their spouses and minor children. Investors who are customers of service organizations should contact them with respect to a proposed investment and then follow the procedures adopted by that organization for making purchases. Shares that are purchased or sold through omnibus accounts maintained by securities firms may be subject to a service fee or commission for such transactions.

We may close your Fund account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value. In addition, if your sell order exceeds $250,000, we reserve the right to redeem it "in kind" with a pro-rata distribution of securities actually held by the Fund, rather than in cash.

We reserve the right to reject any purchase order. Your broker or financial advisor may charge transaction fees on the purchase and sale of Fund shares.

EXCHANGE PRIVILEGES. You can exchange all or part of your shares for another BT Mutual Fund up to four times a year (from the date of your first exchange). Before buying shares through an exchange you should be sure to get a copy of that fund's prospectus and read it carefully. Please note also that you may have to pay taxes on the shares you sell in an exchange.

MINIMUM ACCOUNT INVESTMENTS


To open an account                           $ 2,500
To add to an account                         $   250
Minimum account balance                      $ 1,000
To open a retirement account                 $   500
To add to a retirement account               $   100
Minimum retirement account balance             None

Automatic investment accounts, which credit money from your checking account to the purchase of Fund shares bi-weekly, monthly, quarterly, or semi-annually, call for a minimum $1,000 opening investment and at least $100 for each succeeding purchase of shares.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS COMPLETE INFORMATION ON BUYING AND SELLING FUND SHARES AND MAINTAINING A FUND ACCOUNT. IF YOU WISH TO OBTAIN A FREE COPY OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL BT MUTUAL FUNDS AT 1-800-949-9940.

[GRAPHIC APPEARS HERE]
BANKERS TRUST
ARCHITECTS OF VALUE




           Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

           You can find more detailed information about the Fund in the current Statement of Additional Information, dated
           December 23, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus.

           To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                                           Service Center
                                           POB 219210
                                           Kansas City, MO 64121-9210

           OR CALL OUR TOLL-FREE NUMBER:   1-800-949-9940

           You can find reports and other information about the Fund on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the
           SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public
           Reference Room, call the SEC at 1-800-SEC-0330.




Quantitative Equity - Investment Class
BT Investment Funds

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101
                                                          CUSIP #055922652
                                                          811-4760
                                                          812PRO (12/99)

                                            STATEMENT OF ADDITIONAL INFORMATION
                                                             DECEMBER 23,  1999

BT INVESTMENT FUNDS

(diamond)  Quantitative Equity
              Investment Class
              Institutional Class


BT Investment Funds (the "Trust") is an open-end management investment company comprised of several funds. The Quantitative Equity Fund (the "Fund") is a separate series of the Trust and offers two classes of shares. The Investment class shares and Institutional class shares (individually and collectively referred to as "shares" as the context may require) of the Fund are described in this Statement of Additional Information. The Fund seeks to provide a total return greater than that of the Standard & Poor's Stock Price Index of 500 Common Stocks (the "S&P 500 Index" or the "Index").

As described in the Prospectuses, the Trust seeks the investment objective of the Fund by investing all the investable assets ("Assets") of the Fund in a diversified open-end management investment company having the same investment objective as such Fund. This investment company is the Quantitative Equity Portfolio (the "Portfolio"), which is a series of BT Investment Portfolios.

Shares of the Fund are sold by ICC Distributors, Inc. ("ICC Distributors"), the Trust's Distributor, to private banking, brokerage and institutional clients of Bankers Trust Company ("Bankers Trust") and its affiliates and to customers of Service Agents. Shares of the Fund may also be sold to employees of Bankers Trust and its affiliates, their spouses and minor children.

The Fund's Prospectuses dated December 23, 1999 provide the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Fund's Prospectuses. You may request a copy of a Prospectus or an additional copy of this SAI free of charge by calling the BT Mutual Funds at 1-800-949-9940 or by contacting your Service Agent. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectuses. The unaudited financial statements for the Fund for the fiscal period ended June 30, 1999, are incorporated herein by reference to the Semi-Annual Report to shareholders for the Fund dated June 30, 1999. A copy of the Fund's Semi-Annual Report may be obtained without charge by calling the Fund at the telephone number listed below.

                              BANKERS TRUST COMPANY
                      Investment Adviser and Administrator

                             ICC DISTRIBUTORS, INC.
                                   Distributor

                               Two Portland Square
                              Portland, Maine 04101

                                 1-800-949-9940

                                TABLE OF CONTENTS


                                                                                                              PAGE

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...................................................................3
   Investment Objective...........................................................................................3
   Investment Policies............................................................................................3
   Index Futures Contracts and Options on Index Futures...........................................................6
   Investment Restrictions.......................................................................................12
   Portfolio Transactions and Brokerage Commissions..............................................................14
   Comparison of Fund Performance................................................................................16
   Economic and Market Information...............................................................................17
VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND.......................................................17
   Valuation of Securities.......................................................................................17
   Purchase of Shares............................................................................................18
   Additional Information About Buying Shares....................................................................18
   Redemption of Shares..........................................................................................18
   Exchange Privilege............................................................................................20
   Redemptions and Purchases in Kind.............................................................................20
   Trading in Foreign Securities.................................................................................21
MANAGEMENT OF THE TRUST AND THE PORTFOLIO........................................................................22
   Trustees of the Trust and Portfolio...........................................................................22
   Officers of the Trust.........................................................................................23
   Trustee Compensation Table....................................................................................23
   Investment Adviser............................................................................................24
   Bankers Trust Company and Its Affiliates......................................................................25
   Administrator.................................................................................................25
   Custodian and Transfer Agent..................................................................................26
   Distributor...................................................................................................26
   Service Agent.................................................................................................26
   Use of Name...................................................................................................26
   Banking Regulatory Matters....................................................................................27
   Counsel and Independent Accountants...........................................................................27
ORGANIZATION OF THE TRUST........................................................................................27
TAXATION.........................................................................................................28
   Taxation of the Fund..........................................................................................28
   Taxation of the Portfolio.....................................................................................29
   Foreign Securities............................................................................................29
   Distributions.................................................................................................29
   Sale of Shares................................................................................................29
   Foreign Withholding Taxes.....................................................................................30
   Backup Withholding............................................................................................30
   Foreign Shareholders..........................................................................................30
   Other Taxation................................................................................................30
FINANCIAL STATEMENTS.............................................................................................30
APPENDIX.........................................................................................................30


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVE

The Fund seeks a total return greater than that of the S&P 500 Index. The Fund follows an integrated strategy that utilizes derivative instruments and stocks of the S&P 500 Index along with the stocks of acquisition targets. There can, of course, be no assurance that the Fund will achieve its investment objective.

                               INVESTMENT POLICIES

The Fund seeks its investment objective by investing all of its Assets in the Portfolio. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

S&P 500 INDEX ASSETS. To match the performance of the S&P 500 Index, the Portfolio invests in one or more of the following instruments: derivative instruments, including futures contracts on the S&P 500 Index, options on common stocks, options on futures, options on indices, and equity swap contracts; Standard & Poor's Depositary Receipts; and shares of S&P 500 Index mutual funds. The Portfolio may also purchase a basket of stocks representing companies included in the S&P 500 Index. Under normal circumstances, the Portfolio expects to expose between 85% and 95% of the net assets of the Portfolio to the S&P 500 Index through investment in these instruments or the underlying stocks of the S&P 500 Index.

When the Portfolio has cash from new investments in the Portfolio or holds a portion of its assets in money market instruments, it may enter into the above instruments to maintain full or near full exposure to the broad equity market. Strategies the Portfolio could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When the Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use stock index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.

Bankers Trust will choose among the above instruments based on its judgment of how best to meet the Portfolio's goals. In selecting futures and options, Bankers Trust will assess such factors as current and anticipated stock prices, relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Portfolio's cash flow and cash management needs. If Bankers Trust judges these factors incorrectly, or if price changes in the Portfolio's futures and options positions are not well correlated with those of its other investments, the Portfolio could be hindered in the pursuit of its objective and could suffer losses. The Portfolio could also be exposed to risks if it can not close out its futures or options positions because of an illiquid secondary market.

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several sectors of the economy representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500 Index is determined by Standard & Poor's Corporation ("S&P") and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.

The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein.

S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein.

The ability of the Portfolio to meet its investment objective depends to some extent on the cash flow experienced by the Portfolio, since investments and redemptions by shareholders will generally require the Portfolio to purchase or sell securities. Bankers Trust will make investment changes to accommodate cash flow in an attempt to maintain the similarity of the Portfolio to the S&P 500 Index. You should also be aware that the S&P 500 Index is a model portfolio, the performance of which does not take into account brokerage commissions and other costs of investing, unlike the Portfolio which must bear these costs. Finally, since with respect to this element of the Portfolio's strategy the Portfolio seeks to track the S&P 500 Index, Bankers Trust generally will not attempt to judge the merits of any particular stock as an investment.

MERGER ARBITRAGE ASSETS. To achieve a total return greater than the S&P 500 Index, the Portfolio invests in the equity securities of acquisition targets of publicly announced transactions that are generally structured to include at least 50% cash consideration.

The Portfolio purchases shares of acquisition targets based on specific events that trigger a merger arbitrage opportunity and these shares are sold when the acquisition is consummated or the transaction is abandoned. Merger arbitrage is a specialized investment approach generally designed to profit from the successful completion of proposed mergers, acquisitions and other types of corporate reorganizations. Through this investment strategy the Portfolio seeks to capture the differential between the post bona fide bid stock price of the shares of the acquisition target and the anticipated takeover payout.

Our proprietary quantitative models developed for this strategy provide a disciplined approach to both the timing and quantity of shares purchased of an acquisition target following the public announcement of the acquisition. Our research confirms that different types of bidders (e.g., friendly, hostile, management) lead to different outcomes in merger and acquisition contests and supports the practice of varying the level of our investment in an acquisition target based on the type of bidder.

The Portfolio imposes limits on the amount of its net assets that are invested in any one security at the time of purchase: 5% in any one management buyout transaction, 17% in any one hostile takeover; 12% in any one friendly transaction. Generally, an acquisition target with a minimum market capitalization of $500 million is used as a guideline, though the Portfolio may purchase shares of corporations with smaller market capitalizations.

RESERVE ASSETS. As a reserve for changes in allocation in the Portfolio's equity investments and to cover the Portfolio's open positions resulting from its investments in derivative instruments, the Portfolio also invests its assets in money market instruments or money market funds.

EQUITY INVESTMENTS. The Portfolio invests in common stocks and other securities with equity characteristics. The Portfolio invests only in securities listed on foreign or domestic securities exchanges.

FOREIGN SECURITIES. The Portfolio may purchase common stocks of foreign corporations. The Portfolio's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS"). SPDRs represent an ownership interest in a unit investment trust ("UIT") which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs may be obtained from the UIT or purchased in the secondary market as SPDRs listed on the American Stock Exchange. The price of SPDRs is based on the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolio could result in losses on SPDRs.

SECURITIES OF THE INVESTMENT COMPANIES. The Portfolio may invest in securities of other investment companies (including SPDRs) to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.

The Portfolio will not invest in excess of 10% of its total assets in the aggregate in SPDRs or in excess of 5% of its total assets in SPDRs issued by a single unit investment trust.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio maintains with the Custodian a segregated account containing high grade liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

EQUITY SWAPS. Swaps are privately negotiated, off-exchange two-party contracts to exchange or swap returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, at specified dates in the future. The Portfolio will invest in equity swap contracts, whereby the counterparty agrees to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the basket of stocks comprising the S&P 500 Index, plus dividends that would have been received on those stocks. The Portfolio agrees to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index (as if the Portfolio had invested the notional amount in stocks comprising the S&P 500 Index) less the interest paid by the Portfolio on the notional amount. Therefore, the Portfolio will generally realize a loss if the value of the S&P 500 Index declines and will generally realize a gain if the value of the S&P 500 Index rises. The Portfolio will enter into equity swap contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Portfolio paying or receiving, as the case may be, only the net amount of any payments. If there is a default by the counterparty to an equity swap contract, the Portfolio will be limited to contractual remedies pursuant to the agreements related to the transaction.

Whether the Portfolio's use of equity swap contracts will be successful in achieving its investment objective depends on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

There is no assurance that the equity swap contract counterparties will be able to meet their obligations or that, in the event of default, the Portfolio will succeed in pursuing contractual remedies. The Portfolio thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to these contracts. The Portfolio will closely monitor the credit of equity swap contract counterparties in order to minimize this risk. The Portfolio will not use equity swap contracts for leverage.

The Portfolio will not enter into any equity swap contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty or its guarantor is rated at least A by Moody's Investor Services ("Moody's") or Standard and Poor's ("S&P"). In addition, the staff of the Securities and Exchange Commission (the "SEC") considers equity swap contracts to be illiquid securities. Consequently, while the staff maintains this position, the Portfolio will not invest in equity swap contracts if, as a result of the investment, the total value of such investments together with that of all other illiquid securities which the Portfolio owns would exceed 15% of the Portfolio's net assets.

REPURCHASE AGREEMENTS. In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering either its cash or the securities it lent. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities lent had increased, the Portfolio could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the 1940 Act.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Adviser will monitor the liquidity of Rule 144A securities in the Portfolio's holdings under the supervision of the Trust's Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security;
(3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

              INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES

INDEX FUTURES CONTRACTS. The Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of the Index or other equity indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

At the same time a futures contract relating to the Index or other equity indices is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

Futures contracts by their terms call for the actual delivery or acquisition of an underlying instrument or, in the case of index futures, for cash settlement. In most cases the contractual obligation is fulfilled before the date of the contract by entering into an offsetting contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position on a commodities exchange in the same futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. If the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON INDEX FUTURES CONTRACTS. The Portfolio may purchase and write options on futures contracts with respect to the Index or other equity indices. The purchase of a call option on an Index futures contract is similar in some respects to the purchase of a call option on such an index. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

The writing of a call option on a futures contract with respect to the Index constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to the Index is similar in some respects to the purchase of protective put options on the Index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to the Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON SECURITIES. The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by the Portfolio is covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires. To close out a position as a purchaser of an option, the Portfolio, may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Portfolio has adopted certain other nonfundamental policies concerning option transactions that are discussed below.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may only engage in exchange-traded options transactions.

OPTIONS ON SECURITIES INDICES. In addition to options on securities, the Portfolio may also purchase and write (sell) call and put options on the Index and other securities indices in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

OVER-THE-COUNTER OPTIONS. The Portfolio may purchase over-the-counter ("OTC") or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Options Clearing Corporation ("OCC"), assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only be exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolio will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

ASSET COVERAGE. The Portfolio will cover its transactions in futures and related options, as well as in when-issued and delayed delivery, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating liquid assets with the Portfolio's custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

SHORT-TERM INSTRUMENTS. As a reserve for merger arbitrage opportunities and to cover the Portfolio's open positions resulting from its investment in derivative instruments, the Portfolio will invest in short-term instruments. In addition, when advisable to adopt a temporary defensive position in response to extraordinary political, economic or stock-market events, the Portfolio may invest up to 100% of the Portfolio's assets in such short-term instruments. Short-term instruments consist of foreign or domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's Rating Group ("S&P") or Aa or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent if providing a guarantee, must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies.

CERTIFICATES OF DEPOSIT AND BANKER'S ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings see Appendix.

U.S. GOVERNMENT OBLIGATIONS. The Portfolio may invest in direct obligations issued by the U.S. Treasury or in obligations issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. government ("U.S. Government Obligations"). Certain short-term U.S. Government Obligations, such as those issued by the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow money from the U.S. Treasury; others, such as those of the Federal National Mortgage Association are solely the obligations of the issuing entity but are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

LENDING OF PORTFOLIO SECURITIES. The Portfolio has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers and other financial organizations. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities on loans plus accrued income. The Portfolio will not lend securities to Bankers Trust, ICC Distributors or their affiliates. By lending its securities, the Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee paid by the borrower when irrevocable letters of credit and U.S. government obligations are used as collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100 percent collateral from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive substitute payments in respect of all dividends, interest or other distributions on the loaned securities; and (v) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must retain the right to terminate the loan and recall and vote the securities. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

FOREIGN SECURITIES. Although the Portfolio intends to invest primarily in securities of U.S. companies, the Portfolio may hold securities of non-U.S. issuers and investors should realize that the value of the Portfolio's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Portfolio is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. Unlike other open-end management companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in its Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to a Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sale commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences might result in differences in returns experienced by investors in the different funds that invest in the Portfolios. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting Bankers Trust at 1-800-949-9940.

The master-feeder structure is relatively complex, so shareholders should carefully consider this investment approach.

Small funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro-rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds with large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolios could have effective voting control of the operation of the Portfolios. Whenever the Trust is requested to vote in matters pertaining to the Portfolio, the Trust will, except as permitted by the SEC, hold a meeting of shareholders of the corresponding Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax and other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are some other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investments from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retention of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

RATING SERVICES. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees of the Trust (the "Board of Trustees"). After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings is included in the Appendix to this SAI.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES. The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectuses, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or
(ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by that Fund's shareholders.

As a matter of fundamental policy, the Portfolio (or Fund) may not (except that no investment restriction of the Fund shall prevent it from investing all of its assets in an open-end investment company with substantially the same investment objective):

(1) borrow money (including through reverse repurchase agreements or dollar roll transactions), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets. The Portfolio (Fund) may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

(2) underwrite securities issued by other persons except insofar as the Portfolio (Trust or Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust or Fund) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

(5) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

ADDITIONAL RESTRICTIONS. The following are non-fundamental policies. In order to comply with certain statutes and policies, the Portfolio (or the Trust on behalf of the Fund), will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

(i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(ii) sell securities it does not own (short sales) such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Portfolio (Fund), and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Portfolio's (Fund's) net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities that the Portfolio (Fund) contemporaneously owns or where the Portfolio (Fund) has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (The Portfolio (Fund) currently does not intend to engage in short selling);

(iii) invest for the purpose of exercising control or management of another company;

(iv) purchase securities issued by any investment company (except when such purchase, though not made in the open market, is part of a plan of merger or consolidation); if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) (except the Portfolio
         (Fund) may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) (except the Portfolio (Fund) may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund);

(v) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees to be liquid);

(vi) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or short-term U.S. government securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

(vii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and:
         (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon, other than options on stocks, held at any time do not exceed 5% of the Portfolio's (Fund's) net assets.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of Bankers Trust as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to the Adviser, it is the opinion of the management of the Portfolio that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolio, and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.

In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

                           PERFORMANCE INFORMATION

STANDARD PERFORMANCE INFORMATION. From time to time, quotations of a Fund's performance may be included in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective shareholders. These performance figures are calculated in the following manner:

         Total Return: A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

         Performance results: Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

Performance information may include the Fund's investment results and/or comparisons of its investment results to the S&P 500 Index, or various other unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth in this SAI. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, and Morningstar, Inc.

The Trust may provide period and average annualized "total return" quotations for the shares. The shares' "total return" refers to the change in the value of an investment in the shares over a stated period based on any change in net asset value per share and including the value of any shares purchased with any dividends or capital gains distributed during such period. Period total return may be annualized. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested. Because of the compounding effect, an annualized total return will be higher than a period total return if the period is shorter than one year.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Fund and changes in the shares' expenses. In addition, during certain periods for which total return may be provided, Bankers Trust, as Adviser, shareholder Service Agent or Administrator, or ICC Distributors, may have voluntarily agreed to waive portions of their fees on a month-to-month basis. Such waivers will have the effect of increasing shares' net income (and therefore its total return) during the period such waivers are in effect.

                         COMPARISON OF FUND PERFORMANCE

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following: Asian Wall Street Journal, Barron's, Business Week, Changing Times, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s

Mutual Fund Performance Analysis, Money, Morningstar Inc., New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, ValueLine, Wall Street Journal, Weisenberger Investment Companies Services, Working Women.

                         ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").

           VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

                             VALUATION OF SECURITIES

The net asset value ("NAV") per share is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities attributable to the shares, by the total number of shares outstanding as of the Valuation Time. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Board of Trustees believes accurately reflects fair value.

Under procedures adopted by the Board of Trustees, a NAV for the Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated NAV is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by the Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

         type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that the Portfolio purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

                               PURCHASE OF SHARES

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. Shares of the Fund are only sold to private banking, brokerage and institutional clients of Bankers Trust and its affiliates and to customers of Service Agents. Shares may also be sold to employees of Bankers Trust and its affiliates, their spouses and minor children. Investors who are customers of Service Agents should contact their Service Agent with respect to a proposed investment and then follow the procedures adopted by the Service Agent for making purchases. Shares that are purchased or sold through omnibus accounts maintained by securities firms may be subject to a service fee or commission for such transactions.

Purchase orders for shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by 4:00 p.m. Eastern time the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and Bankers Trust have authorized one or more Service Agents to accept on the Trust's behalf purchase and redemption orders. Such Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized Service Agent or, if applicable, a Service Agent's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Service Agent or the Service Agent's authorized designee.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

The Transfer Agent must receive payment within one business day after an order for Shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.


MINIMUM INVESTMENTS                 QUANTITATIVE EQUITY -              QUANTITATIVE EQUITY -
                                    INVESTMENT CLASS                   INSTITUTIONAL CLASS

To open an account                  $2,500                             $250,000
To add to an account                $250                               $25,000
Minimum account balance             $1,000                             $50,000



The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

                   ADDITIONAL INFORMATION ABOUT BUYING SHARES

HOW TO OPEN YOUR FUND ACCOUNT

Contact your Service Agent or your Bankers Trust client representative.

                              REDEMPTION OF SHARES

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer

Agent and the shareholder's Service Agent. Redemption requests for Shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o  Your account registration has changed within the last 30 days,
o The check is being mailed to a different address than the one on your account (record address),
o The check is being made payable to someone other than the account owner,
o The redemption proceeds are being transferred to a BT account with a different registration, or
o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.
o We accept payment for shares only in U.S. dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer.
o    We remit proceeds from the sale of shares in U.S. dollars
     (unless the redemption is so large it is made "in-kind").
o You may place orders to buy and sell over the phone by calling your Service Agent. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check. For your protection, you may not change your account address over the phone.
o    We do not issue share certificates.
o    We process all orders free of charge.
o Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day and no later than seven days.

o We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.
o Selling shares of Trust accounts and Business or Organization accounts may require additional documentation. Please contact your Service Agent for more information.
o During periods of heavy market activity, you may have trouble reaching the BT Service Center by telephone. If this occurs, you should make your request by mail.

                               EXCHANGE PRIVILEGE

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares" in this SAI and in "Buying and Selling Fund Shares" in the Prospectuses.

o Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.
o Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).
o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.
o Exchanges out of the Fund may be limited to four per calendar year (from the date of your first exchange), and any exchange may have tax consequences for you.
o The Fund reserves the right to terminate or modify the exchange privilege in the future.

Please note the following conditions:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.
o If you are using the exchange feature to open a new account, we cannot activate the account until we receive your completed application.

                        REDEMPTIONS AND PURCHASES IN KIND

The Trust, on behalf of the Fund, and the Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

The Portfolio has agreed to make a redemption in kind to the Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the

Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

The Trust, on behalf of the Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for further tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

Each Fund and Portfolio reserves the right to redeem all of its shares, if the Funds' and/or Portfolios' Board of Trustees vote to liquidate and terminate the Fund or Portfolio.

                          TRADING IN FOREIGN SECURITIES

Trading in foreign cities may be completed at times that vary from the closing of NYSE. In computing the net asset value, the Fund values foreign securities at the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                  MANAGEMENT OF THE TRUST AND THE PORTFOLIO

The affairs of the Trust and the Portfolio are managed under the supervision of the Board of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust, the Trust does not require employees other than its executive officers. None of the executive officers of the Trust devotes full time to the affairs of the Trust or the Portfolio.

The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Trust and the Portfolio. In addition, the Trustees review contractual arrangements with companies that provide services to the Portfolio and review the Fund's performance.

The Trustees and officers of the Trust and Portfolio, their birth dates and their principal occupations during the past five years are set forth in the next section. Their titles may have varied during that period.

                       TRUSTEES OF THE TRUST AND PORTFOLIO

CHARLES P. BIGGAR (birth date: October 13, 1930) -- Trustee of the Trust; Trustee of each of the other investment companies in the BT Fund Complex(1); Retired; former Vice President, International Business Machines ("IBM") and President, National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birth date: March 28, 1930) -- Trustee of the Trust; Trustee of each of the other investment companies in the BT Fund Complex; Retired; Director, Coutts (U.S.A.) International; Trustee, Phoenix-Zweig Trust(2) and Phoenix-Euclid Market Neutral Fund(2); former Partner, KPMG Peat Marwick; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco(2). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

MARTIN J. GRUBER (birth date: July 15, 1937) -- Trustee of the Trust; Trustee of each of the other investment companies in the BT Fund Complex; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since
1964); Trustee, TIAA(2); Trustee, SG Cowen Mutual Funds(2); Trustee, Japan Equity Fund(2); Trustee, Taiwan Equity Fund(2). His address is 229 South Irving Street, Ridgewood, New Jersey 07450.

RICHARD T. HALE(*) (birth date: July 17, 1945) -- Trustee of the Trust; Trustee of each of the other investment companies in the BT Fund Complex; Managing Director, Deutsche Asset Management; Director, Flag Investors Funds(2); Managing Director, Deutsche Banc Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. His address is One South Street, Baltimore, Maryland 21202.

RICHARD J. HERRING (birth date: February 18, 1946) -- Trustee of the Trust; Trustee of each of the other investment companies in the BT Fund Complex; Jacob Safra Professor of International Banking, Professor of Finance and Vice Dean, The Wharton School, University of Pennsylvania (since 1972). His address is 325 South Roberts Road, Bryn Mawr, Pennsylvania 19010.

BRUCE E. LANGTON (birth date: May 10, 1931) -- Trustee of the Trust; Trustee of each of the other investment companies in the BT Fund Complex; Retired; Trustee, Allmerica Financial Mutual Funds (1992-present); Member, Pension and Thrift Plans and Investment Committee, Unilever U.S. Corporation (1989 to present)(2); Director, TWA

--------
(1) The "BT Fund Complex" consists of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

(*) "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.

(2) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Pilots Directed Account Plan and 401(k) Plan (1988 to present)(2). His address is 99 Jordan Lane, Stamford, Connecticut 06903.

PHILIP SAUNDERS, JR. (birth date: October 11, 1935) -- Trustee of the Trust; Trustee of each of the other investment companies in the BT Fund Complex; Principal, Philip Saunders Associates (Economic and Financial Analysis); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

HARRY VAN BENSCHOTEN (birth date: February 18, 1928) -- Trustee of the Trust; Trustee of each of the other investment companies in the BT Fund Complex; Retired; Director, Canada Life Insurance Corporation of New York.
His address is 6581 Ridgewood Drive, Naples, Florida  34108.

The Board has an Audit Committee that meets with the Trust's independent accountants to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust. Each member of the Board, with the exception of Mr. Hale, is a member of the Audit Committee.

                       OFFICERS OF THE TRUST AND PORTFOLIO

DANIEL O. HIRSCH (birth date: March 27, 1954) -- Director, Deutsche Asset Management since 1999; Director, BT Alex.Brown Incorporated and Investment Company Capital Corporation, 1998-99; Secretary of the Trust and Portfolio since 1998; Associate General Counsel, Office of the General Counsel, United States Securities and Exchange Commission, 1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.

JOHN A. KEFFER (birth date: July 14, 1942) -- President and Chief Executive Officer of the Trusts and Portfolio; President, Forum Financial Group L.L.C. and its affiliates; President, ICC Distributors, Inc.(3) His address is ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101.

CHARLES A. RIZZO (birth date: August 5, 1958) Treasurer of the Trust and Portfolio; Vice President and Department Head, Deutsche Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, MD 21202.

Messrs. Hirsch, Keffer and Rizzo also hold similar positions for other investment companies for which ICC Distributors, or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust Company is an officer or Trustee of the Trust. No director, officer or employee of ICC Distributors, Inc. or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

                           TRUSTEE COMPENSATION TABLE

                                         AGGREGATE COMPENSATION FROM TRUST(1)     TOTAL COMPENSATION FROM BT FUND
NAME OF PERSON, POSITION                                                          COMPLEX PAID TO TRUSTEES(1)
Charles P. Biggar, Trustee               N/A                                      $36,250
S. Leland Dill, Trustee                  $14,485                                  $36,250
Martin J. Gruber, Trustee                N/A                                      $36,250
Richard Hale, Trustee                    N/A                                      N/A
Richard J. Herring, Trustee              N/A                                      $35,000
Bruce E. Langton, Trustee                N/A                                      $35,000
Philip Saunders, Jr.                     $14,582                                  $36,250
Harry Van Benschoten, Trustee            N/A                                      $36,250


----------
(3) Underwriter/distributor for the Trust. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc

(1) The information provided is for the BT Investment Funds, comprising 17 funds, for the year ended December 31, 1998.

As of December 20, 1999, the Trustees and Officers of the Fund and the Trust owned in the aggregate less than 1% of the shares of the Fund or the Trust (all series taken together).

As of December 20, 1999, the following shareholders of record owned 5% or more of the outstanding voting shares of Quantitative Equity - Investment Class: FAC Investment Limited Partnership, POB AB 20863, Abaco Marsh Harbour, Bahamas (71.233%); and DB Alex. Brown LLC, POB 1346, Baltimore, MD 21203-1346 (8.226%).

                                 CODE OF ETHICS

The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Fund's Code of Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code of Ethics also prohibits short-term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

The Fund's adviser, Bankers Trust Company, has also adopted a Code of Ethics. The Code of Ethics allows personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings (the prohibition is limited to U.S. public offerings) and requires prior approval for purchases of securities in private placements.

The Fund's principal underwriter, ICC Distributors, Inc., has adopted a Code of Ethics applicable to ICC's distribution services to registered investment companies such as the Fund. The ICC Code of Ethics prohibits directors and officers of ICC from executing trades on a day during which the individual knows or should have known that a fund in the individual's complex has a pending "buy" or "sell" order in the same security, subject to certain exceptions. The ICC Code of Ethics also requires pre-clearance for purchases of securities in an initial public offering or private placement.

                               INVESTMENT ADVISER

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as investment adviser.

Under the terms of the Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with the Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Portfolio in accordance with the Portfolio's investment objectives, restrictions and policies; (iii) make investment decisions for the Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio.

Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. The Trust and the Portfolio bear certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, ICC, or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

At a Special Meeting held on October 8, 1999, shareholders of the Fund also approved a new investment advisory agreement with Deutsche Asset Management Inc. ("DAMI") (formerly Morgan Grenfell, Inc.). The new investment advisory agreement with DAMI may be implemented within two years of the date of the Special Meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons" ("Independent Trustees"). Shareholders of the Fund also approved a new sub-investment advisory agreement among each Fund or its portfolio, DAMI and Bankers Trust under which Bankers Trust may perform certain of DAMI's responsibilities, at DAMI's expense, upon approval of the Independent Trustees, within two years of the date of the Special Meeting. DAMI is a subsidiary of Deutsche Asset Management Ltd., a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC, an investment holding company which is, in turn, a wholly owned subsidiary of Deutsche Bank.

                    BANKERS TRUST COMPANY AND ITS AFFILIATES

Bankers Trust is the principal banking subsidiary of Bankers Trust Corporation. Bankers Trust Corporation, with principal offices 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with brokers, dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents or customers of Bankers Trust.

Under its Investment Advisory Agreement, Bankers Trust receives a fee from the Portfolio computed daily and paid monthly at the annual rate of 0.50% of the average daily net assets of the Portfolio. Under certain circumstances Bankers Trust has agreed to pay fees to certain securities brokers, dealers and other entities that facilitate the sale of Fund shares, and in connection therewith provide administrative, shareholder, or distribution-related services to the Fund or its shareholders. Fees paid to entities that administer mutual fund "supermarkets" may be higher than fees paid for other types of services.

                                  ADMINISTRATOR

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee computed daily and paid monthly at the rate of 0.15% of the average daily net assets of the Portfolio. Under the Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others at Bankers Trust's expense.

Under the Administration and Services Agreement, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees reasonably deems necessary for the proper administration of the Trust or the Portfolio. Bankers Trust will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

                          CUSTODIAN AND TRANSFER AGENT

Bankers Trust, 130 Liberty Street, New York, New York 10006, serves as Custodian for the Trust and for the Portfolio pursuant to the Administration and Services Agreement. As Custodian, it holds the Fund's and the Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of the Portfolio pursuant to the Administration and Services Agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                   DISTRIBUTOR

ICC Distributors is the principal distributor for shares of the Fund. ICC Distributors is a registered broker/dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

                                  SERVICE AGENT

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                                   USE OF NAME

The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser to the Portfolio or the Fund. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.

                           BANKING REGULATORY MATTERS

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolio contemplated by the Advisory Agreement and other activities for the Portfolio and the Fund described in the Prospectuses and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Portfolio and the Fund. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Board of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust and the Portfolio. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, acts as Independent Accountants of the Trust and the Portfolio.

                            ORGANIZATION OF THE TRUST

The Trust was organized on July 21, 1986, under the name BT Tax-Free Investment Trust, and assumed its current name on May 16, 1988. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. Trustees of the Trust established and designated one class of shares of beneficial interest of the Fund. The Trust reserves the right to add additional series in the future. The Trust also reserves the right to issue additional classes of shares of the Fund. No series of shares will have any preference over any other series.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

The shares of the series participate equally in the earnings, dividends and assets of the particular series. The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

As of December 20, 1999, the following shareholder of record owned 25% or more of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders: FAC Investment Limited Partnership, POB AB 20863, Abaco Marsh Harbour, Bahamas (71.233%).

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

The Trust is an entity commonly known as a "Massachusetts business trust." Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Whenever the Trust is requested to vote on matters pertaining to the Fund, the Trust will vote its shares without a meeting of shareholders of the Fund if the proposal is one, which if made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Trust will hold a meeting of shareholders of the Fund and, at the meeting of the investors in the Fund, the Trust will cast all of its votes in the same proportion as votes in all its shares at the Fund meeting, other investors with a greater pro rata ownership of the Fund could have effective voting control of the operations of the Fund.

                                    TAXATION

                              TAXATION OF THE FUND

The Trust intends to qualify annually and to elect the Fund to be treated as a regulated investment company under the Code.

To qualify as a regulated investment company, the Fund must, among other things:
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of:
(1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year;
(2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and
(3) any ordinary income and capital gains for previous years that were not distributed during those years.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Fund shareholders will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from Federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

                            TAXATION OF THE PORTFOLIO

The Portfolio is not subject to federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

                               FOREIGN SECURITIES

Income from investments in foreign securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries will vary.

If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by its shareholders. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the Fund's shareholders, and the Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Fund shareholders will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year generally will be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

                                  DISTRIBUTIONS

Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. The Taxpayer Relief Act of 1997 created additional categories of capital gains taxable at different rates. The categories of gain and related rates will be passed through to shareholders in capital gain dividends. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

                                 SALE OF SHARES

Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

                            FOREIGN WITHHOLDING TAXES

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                               BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

                              FOREIGN SHAREHOLDERS

The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described in this SAI. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 OTHER TAXATION

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Fund shareholders may be subject to state and local taxes on the Fund's distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                              FINANCIAL STATEMENTS

The unaudited financial statements for the Fund and the Portfolio for the fiscal period ended June 30, 1999, are incorporated herein by reference to the Semi-Annual Report to shareholders of the Fund dated June 30, 1999 (File Nos. 33-07404 and 811-4760). A copy of the Semi-Annual Report may be obtained without charge by contacting the Funds.

                                    APPENDIX

S&P'S COMMERCIAL PAPER RATINGS:

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within it's a classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH INVESTORS SERVICE AND DUFF & PHELPS COMMERCIAL PAPER RATINGS:

Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

Commercial paper issued rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors and good access to capital markets.

             Investment Adviser and Administrator of each Portfolio
                              BANKERS TRUST COMPANY

                                   Distributor
                             ICC DISTRIBUTORS, INC.

                          Custodian and Transfer Agent
                              BANKERS TRUST COMPANY

                             Independent Accountants
                                ERNST & YOUNG LLP

                                     Counsel
                            WILLKIE FARR & GALLAGHER

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.


Cusip#: 055922652 (Quantitative Equity - Investment Class)
Cusip#: 055922645 (Quantitative Equity - Institutional Class)
Product Code QEFSAI (12/99)

PART C - OTHER INFORMATION

ITEM 23. Exhibits.



(a)      Declaration of Trust dated July 21, 1986; 1
         (i) Supplement to Declaration of Trust dated October 20, 1986; 1
         (ii)Second Supplement to Declaration of Trust dated May 16, 1988; 1
(b)      By-Laws; 1
(c) Incorporated by reference to Exhibit (b) above;
(d) Not applicable
(e) Distribution Agreement dated August 11, 1998; 5
         (ii)       Appendix A dated December 9, 1998 to Distribution Agreement; 7
         (iii)      Appendix A dated December 23, 1999 to Distribution Agreement; filed herewith
(f) Bonus or Profit Sharing Contracts - Not applicable;
(g) Custodian Agreement dated July 1, 1996; 2
         (i)         Amendment No. 2 to Exhibit A of the Custodian Agreement dated October 8, 1997; 3
         (ii)        Amendment No. 3 to Exhibit A of the Custodian Agreement dated June 10, 1998; 7
         (iii)       Amendment No. 4 to Exhibit A of the Custodian Agreement dated December 9, 1998; 7
         (iv)        Cash Services Addendum to Custodian Agreement dated December 18, 1997; 4
         (v)         Amendment No. 5 to Exhibit A of the Custodian Agreement dated December 23, 1999; filed herewith
(h)      Administration and Services Agreement dated Oct. 28, 1992; 8
         (i)         Exhibit D to the Administration and Services Agreement as
                     of October 28, 1992, as revised December 9, 1998; 7
         (ii)        Agreement to Provide Shareholder Services for BT
                     PreservationPlus Income Fund as of June 10, 1998; 5
         (iii)       Shareholder Services Plan for BT PreservationPlus Income Fund as
                     of June 10, 1998; 5
         (iv)        Expense Limitation Agreement dated September 30, 1998 on behalf of Intermediate Tax Free
                     Fund,  International  Equity Fund, Capital Appreciation Fund, Pacific Basin Equity Fund, Latin
                     American  Equity Fund,  Small Cap Fund,  International  Small  Company  Equity Fund and Global
                     Emerging Markets Equity Fund; 6


         (v) Expense Limitation Agreement dated December 31, 1998 on behalf of Cash Management Fund, Tax Free Money Fund, NY Tax Free Money Fund, Treasury Money Fund and Quantitative Equity Fund; 9.

         (vi) Expense Limitation Agreement dated March 31, 1999, on behalf of BT Investment Lifecycle Long Range Fund, BT Investment Lifecycle Mid Range Fund, and BT Investment Lifecycle Short Range Fund; 10.

         (vii) Amended Expense Limitation Agreement dated December 31, 1998 on behalf of Cash Management Fund, Tax Free Money Fund, NY Tax Free Money Fund, Treasury Money Fund and Quantitative Equity Fund; filed herewith

         (viii) Exhibit D to the Administration and Services Agreement as of October 28, 1992, as revised December 23, 1999; filed herewith

(i)      Legal Opinion - Not applicable;
(j)      Consent of Independent Accountants- Not applicable;
(k)      Omitted Financial Statements - Not applicable;
(l)      Initial Capital Agreements - Not applicable;
(m)      Rule 12b-1 Plans - Not applicable;
(n)      Financial Data Schedules - Not applicable;
(o)      Rule 18f-3 Plan - Not applicable;
(p)      Power of Attorney; 11.
-----------------------------------
1. Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission ("Commission") on July 31, 1995.
2. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement as filed with the Commission on July 1, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement as filed with the Commission on January 28, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement as filed with the Commission on June 30, 1998.
5. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement as filed with the Commission on November 25, 1998.
6. Incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement as filed with the Commission on January 28, 1999.
7. Incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement as filed with the Commission on February 8, 1999.

8. Incorporated by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement as filed with the Commission on November 8, 1993.
9. Incorporated by reference to Post-Effective Amendment No. 60 to Registrant's Registration Statement as filed with the Commission on March 15, 1999.
10. Incorporated by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement as filed with the Commission on July 29, 1999.
11. Incorporated by reference to Post-Effective Amendment No. 64 to Registrant's Registration Statement as filed with the Commission on October 22, 1999.




ITEM 24.          Persons Controlled by or Under Common Control with Registrant.

Not applicable.

ITEM 25. Indemnification.

Incorporated by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement as filed with the Commission on April 29, 1996.

ITEM 26.  Business and Other Connections of Investment Adviser.

Bankers Trust serves as investment adviser to the Portfolio. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Deutsche Bank AG. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market.

To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who to our knowledge as of July 28, 1999, are engaged in any other business, profession, vocation or employment of a substantial nature.

Josef Ackermann
Chairman of the Board, Chief Executive Officer and President, Bankers Trust; Member, Board of Managing Directors, Deutsche Bank AG. Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

Hans Angermueller
Director, Bankers Trust; Director of various corporations; Shearman and Sterling, of counsel. Address: Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022

George B. Beitzel
Director, Bankers Trust and Bankers Trust Corporation since 1977; Director of various corporations. Address: 29 King Street, Chappaqua, New York 10514-3432.

William R. Howell
Director, Bankers Trust; Chairman Emeritus, J.C. Penney Company, Inc.; Director of various corporations. Address: J.C. Penney Company, Inc., P.O. Box 10001, Dallas, Texas 74301-1109.

Hermann-Josef Lamberti
Director, Bankers Trust; Member, Board of Managing Directors, Deutsche Bank AG.
Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

John A. Ross
Director, Bankers Trust; Regional Chief Executive Officer, Deutsche Bank Americas Holding Corp. Address: Deutsche Bank, 31 West 52nd Street, New York, New York 10019.

Ronaldo H. Schmitz
Director, Bankers Trust; Member, Board of Managing Directors, Deutsche Bank AG.
Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

Item 27. Principal Underwriters.

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies:
BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications

Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Funds, Inc. (formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios), Morgan Grenfell Funds, Glenmede Fund, Inc. and Glenmede Portfolios.


(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.



Name and                                  Positions and                                   Positions and
Principal Business                        Offices with                                    Offices with
Address                                   Distributor                                     Registrant

John Y. Keffer                            President                                       None
Ronald H. Hirsch                          Treasurer                                       None
Nanette K. Chern                          Chief Compliance Officer                        None
David I. Goldstein                        Secretary                                       None
Benjamin L. Niles                         Vice President                                  None
Frederick Skillin                         Assistant Treasurer                             None
Marc D. Keffer                            Assistant Secretary                             None

(c)     None

ITEM 28. Location of Accounts and Records.
BT Investment Funds:                                      DB Alex. Brown LLC
(Registrant)                                              One South Street
                                                          Baltimore, MD  21202

Bankers Trust Company:                                    130 Liberty Street
(Custodian, Investment Adviser                            New York, NY 10006
and Administrator)

Investors Fiduciary                                       127 West 10th Street,
Trust Company:                                            Kansas City, MO 64105.

ICC Distributors, Inc.:                                   Two Portland Square
(Distributor)                                             Portland, ME 04101

ITEM 29. Management Services.

Not Applicable

ITEM 30. Undertakings.

Not Applicable

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, BT INVESTMENT FUNDS, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 66 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 66 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on this 23rd day of December, 1999.

                                            BT INVESTMENT FUNDS

                                            By:   /s/ Daniel O. Hirsh
                                              ----------------------------------
                                                  Daniel O. Hirsch, Secretary
                                                  December 23, 1999

        Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:



NAME                                                  TITLE                             DATE
By: /s/ DANIEL O. HIRSCH                             Secretary                      December 23, 1999
    Daniel O. Hirsch                                (Attorney in Fact
                                                     For the Persons Listed Below)

/s/ JOHN Y. KEFFER*                                  President and
John Y. Keffer                                       Chief Executive Officer

/s/ CHARLES A. RIZZO*                                Treasurer (Principal
Charles A. Rizzo                                     Financial and Accounting Officer)

/s/ CHARLES P. BIGGAR*                               Trustee
Charles P. Biggar

/s/ S. LELAND DILL*                                  Trustee
S. Leland Dill

/s/ MARTIN J. GRUBER*                                Trustee
Martin J. Gruber

/s/ RICHARD T. HALE*                                 Trustee
Richard T. Hale

/s/ RICHARD J. HERRING*                              Trustee
Richard J. Herring

/s/ BRUCE T. LANGTON*                                Trustee
Bruce T. Langton

/s/ PHILIP SAUNDERS, JR.*                            Trustee
Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*                            Trustee
Harry Van Benschoten


* By Power of Attorney. Incorporated by reference to Post-Effective Amendment No. 64 of BT Investment Funds as filed with the Commission on October 22, 1999.

                                   SIGNATURES

      BT INVESTMENT PORTFOLIOS has duly caused this Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of BT Investment Funds to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 23rd day of December, 1999.

                            BT INVESTMENT PORTFOLIOS

                                    By:  /s/ Daniel O. Hirsch
                                         Daniel O. Hirsch, Secretary
                                         December 23, 1999

     This Post-Effective Amendment No. 66 to the Registration Statement of BT Investment Funds has been signed below by the following persons in the capacities indicated with respect to BT INVESTMENT PORTFOLIOS.

NAME                                              TITLE                                 DATE
By:  /s/ DANIEL O. HIRSCH                         Secretary                      December 23, 1999
     Daniel O. Hirsch                             (Attorney in Fact
                                                  For the Persons Listed Below)

/s/ JOHN Y. KEFFER*                               President and
John Y. Keffer                                    Chief Executive Officer

/s/ CHARLES A. RIZZO*                             Treasurer (Principal
Charles A. Rizzo                                  Financial and Accounting Officer)

/s/ CHARLES P. BIGGAR*                            Trustee
Charles P. Biggar

/s/ S. LELAND DILL*                               Trustee
S. Leland Dill

/s/ MARTIN J. GRUBER*                             Trustee
Martin J. Gruber

/s/ RICHARD T. HALE*                              Trustee
Richard T. Hale

/s/ RICHARD J. HERRING*                           Trustee
Richard J. Herring

/s/ BRUCE T. LANGTON*                             Trustee


Bruce T. Langton

/s/ PHILIP SAUNDERS, JR.*                            Trustee
Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*                            Trustee
Harry Van Benschoten

* By Power of Attorney. Incorporated by reference to Post-Effective Amendment No. 64 of BT Investment Funds as filed with the Commission on October 22, 1999.